FIRST MODIFICATION TO OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (FEE AND LEASEHOLD)

FIRST MODIFICATION TO OPEN-END MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (FEE AND LEASEHOLD)

   between

AES OHIO GENERATION, LLC, Mortgagor,

   and

   U.S. BANK NATIONAL ASSOCIATION,
   as Collateral Agent, Mortgagee,

   DATED AS OF October 1, 2017
THIS SPACE RESERVED FOR RECORDING DATA
NAME AND RETURN ADDRESS McGuireWoods LLP 201 North Tryon Street, Ste 3000 Charlotte, North Carolina 28202 Attention: Mayleng S. Watson

FIRST MODIFICATION TO
OPEN-END MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING
(FEE AND LEASEHOLD)

THIS FIRST MODIFICATION TO OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (FEE AND LEASEHOLD), dated as of October 1, 2017 (this “Modification”), is made by AES OHIO GENERATION, LLC, an Ohio limited liability company, successor by name change to DPL Energy, LLC (“Mortgagor”), whose address is 1065 Woodman Drive, Dayton, OH 45432, and U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent acting on behalf of the Secured Parties (in such capacity, “Mortgagee”), whose address is 461 Fifth Avenue, 19th Floor, New York, New York, 10017.
Background
A.    DPL Inc., an Ohio corporation (“Borrower”), entered into that certain Credit Agreement dated as of July 31, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), U.S. Bank National Association, as Administrative Agent, Collateral Agent, Swing Line Lender, and an L/C Issuer (as such terms are defined in the Credit Agreement), PNC Bank, National Association, as Syndication Agent, and Bank of America, N.A., as Documentation Agent. The Credit Agreement and all Loan Documents (as defined in the Credit Agreement) are collectively referred to herein as the “Credit Facility Documents.”
B.    Mortgagor entered into that certain Guaranty Agreement with the Administrative Agent in order to guaranty the payment and performance of the Credit Facility Obligations. Mortgagor, as a wholly-owned Subsidiary of Borrower, materially benefits from the extensions of credit pursuant to the Credit Agreement.
C.    To secure its obligations under the Credit Facility Documents and other Obligations, Mortgagor executed and delivered to Mortgagee that certain Open-End Leasehold Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of October 29, 2015 and recorded November 5, 2015 as File Number 2015-00061862 in the Montgomery County, Ohio Records (the “Existing Mortgage”; the Existing Mortgage, together with this Modification and any and all other renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of the Existing Mortgage, being the “Mortgage”).
D.    The Mortgage encumbers, among other things, Mortgagor’s leasehold interest in the parcel(s) of real property described on Exhibit A to the Existing Mortgage (also attached hereto as Exhibit A) (the “Land”; the Land, together with all of the buildings, improvements, structures, and fixtures now or subsequently located on the Land, being the “Real Estate”) pursuant to that certain Real Property Lease Agreement between The Dayton Power and Light Company, an Ohio corporation (“DP&L”), as lessor and fee simple owner of the Land, and Mortgagor, as lessee, dated as of October 29, 2015 (the “Ground Lease”), a memorandum of which is recorded as File Number 2015-00061861 in the Montgomery County, Ohio Records.
E.    By deed effective October 1, 2017 and recorded in the Montgomery County, Ohio Records prior to the recordation of this instrument, DP&L conveyed to AES Ohio Merger Sub, LLC, an Ohio limited liability company (“Merger Sub”), fee simple title to the parcel(s) of real property described on Exhibit B attached hereto (the “Conveyed Land”), which Conveyed Land included all or part of the Land. Immediately after such conveyance, Merger Sub merged into Mortgagor, and title to the Conveyed Land became vested in Mortgagor by operation of law. The portion of the Land conveyed to Merger Sub as part of the Conveyed Land and now owned in fee simple by Mortgagor is referred to herein as the “Owned Land.” The Ground Lease remains in full force and effect without any merger of fee simple, leasehold or any other interest in the Land, and Mortgagor is now the owner of fee simple title to the Owned Land as well as the owner of a leasehold interest in all of the Land (including, without limitation, the Owned Land).
F.    In connection with the foregoing conveyance, as provided in Section 33(l) of the Existing Mortgage, Mortgagor and Mortgagee desire to confirm that the Mortgage encumbers, without limitation, (i) Mortgagor’s fee simple title to the Owned Land and (ii) Mortgagor’s leasehold interest in all of the Land (including, without limitation, the Owned Land).
Agreement
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:
a.Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Existing Mortgage.

b.Owned Land. Recital B on the first page of the Existing Mortgage is hereby deleted in its entirety and replaced with the following:

“B.     Mortgagor is a Subsidiary of Borrower and (i) is the owner of a leasehold interest in the parcel(s) of real property described on Exhibit A attached hereto (the “Land”) pursuant to that certain Real Property Lease Agreement between The Dayton Power and Light Company and Mortgagor dated as of October 29, 2015 (the “ Ground Lease”), a memorandum of which is recorded as File Number 2015-00061861 in the Montgomery County, Ohio Records, (ii) is the owner of fee simple title to the parcel(s) of real property described on Exhibit B attached hereto (the “Conveyed Land”), which Conveyed Land includes all or part of the Land (the portion of the Conveyed Land that is also included in the Land being the “Owned Land”), and (iii) owns, leases or otherwise has the right to use all of the buildings, improvements, structures, and fixtures now or subsequently located on the Land (the “Improvements”; the Land and the Improvements being collectively referred to as the “Real Estate”).”
a.    Description of Conveyed Land. Exhibit B attached to this Modification is hereby added as Exhibit B of the Existing Mortgage.
b.    Grant of Owned Land. Granting clause (b) on page 3 of the Existing Mortgage is hereby deleted in its entirety and replaced with the following: “(b) all right, title and interest Mortgagor now has or may hereafter acquire in and to the Land (including, without limitation, the Owned Land), the Improvements or any part thereof (whether owned in fee by Mortgagor or otherwise).”
c.    Warranty of Title. The first sentence of Section 2 of the Existing Mortgage is hereby deleted in its entirety and replaced with the following: “Mortgagor warrants that it holds good record title in fee simple to the Owned Land, a valid leasehold interest in all of the Land (including, without limitation, the Owned Land), and good title to the rest of the Mortgaged Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies, as amended or endorsed, issued to Mortgagee to insure the lien of this Mortgage (the “Title Policy”) and other Permitted Liens (collectively, the “Permitted Exceptions”).”
d.    Record Owner of the Land. Clause (iii) of Section 17(b) of the Existing Mortgage is hereby deleted in its entirety and replaced with the following: “(iii) Mortgagor and The Dayton Power and Light Company are the record owner of the Land.”
e.    Ratification. Except as specifically amended or modified herein, all other provisions of the Existing Mortgage shall remain in full force and effect, and Mortgagee hereby ratifies and affirms the same. In confirmation of the foregoing, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (i) MORTGAGOR HEREBY MORTGAGES, WARRANTS AND GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN AND HEREBY MORTGAGES, WARRANTS, GRANTS, CONVEYS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE, WITH MORTGAGE COVENANTS, the Mortgaged Property, TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns, (ii) Mortgagor hereby grants to Mortgagee a security interest in that portion of the Mortgaged Property that constitutes personalty pursuant to the Code and (iii) Mortgagor hereby assigns to Mortgagee the Leases and Rents, all to secure the payment and performance of the Obligations upon the terms and conditions set forth in the Existing Mortgage, as amended hereby.
f.    Miscellaneous. The execution of this Modification shall not constitute a novation of the indebtedness secured by the Mortgage. The Mortgage shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and its successors and assigns. The Mortgage shall be governed by and construed and interpreted in accordance with the laws of the State in which the Premises are located, except that Mortgagor expressly acknowledges that by their respective terms the other Credit Facility Documents shall be governed and construed in accordance with the laws of the State of New York, and for purposes of consistency, Mortgagor agrees that in any in personam proceeding related to the Mortgage the rights of the parties to the Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State.
[Signature Pages to Follow]

This Modification has been duly executed by Mortgagor and Mortgagee under seal on the dates set forth in the acknowledgements below and is intended to be effective as of the date first above written.

MORTGAGOR:
AES OHIO GENERATION, LLC,
an Ohio limited liability company

By:
        Printed Name:
        Title:

STATE OF ___________________    )
                    : ss.:
COUNTY OF _________________    )
The foregoing instrument was acknowledged before me this ____ day of October, 2017 by ___________________, the _______________________ of AES Ohio Generation, LLC, an Ohio limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name: _________________________

My commission expires:__________________
[NOTARIAL SEAL]
MORTGAGEE:
U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent

By:
        Printed Name:
        Title:

STATE OF ___________________    )
                    : ss.:
COUNTY OF _________________    )
The foregoing instrument was acknowledged before me this _____ day of October, 2017 by ___________________, the _______________________ of U.S. Bank National Association, a national banking association, on behalf of said banking association.

Notary Public

Printed Name: _________________________

My commission expires:__________________
[NOTARIAL SEAL]

THIS INSTRUMENT PREPARED BY:
Mayleng S. Watson
McGuireWoods LLP
201 North Tryon Street, Ste. 3000
Charlotte, North Carolina 28202
(704) 343-2000

EXHIBIT A
Legal Description of Land

Situated in the City of Moraine, County of Montgomery, State of Ohio, described as follows:
Lease Area A
Situated in the City of Moraine, Montgomery County, State of Ohio and being Lot 3501 of the revised and consecutive numbers of lots on the revised plat of said city and being part of a tract of land conveyed to Dayton Power and Light Company by deed recorded in Deed Book 369, Page 283 of the deed records of said county, containing 0.584 acres more or less.
Lease Area B
Situated in the City of Moraine, Montgomery County, State of Ohio and being part of a tract of land conveyed to Dayton Power and Light Company by deed recorded in Deed Book 366, Page 460 of the deed records of said county and being part of Lot Numbered 5232 of the revised and consecutive number of lots on the plat of the City of Moraine, said tract being more particularly described as follows;
Beginning at the southeast corner of Lot Number 5232, said point also being in the west right-of way of Arbor Boulevard;
thence S 88° 05' 17" W with the south line of Lot Number 5232 a distance of 630.39 feet to a point;
thence N 42° 01' 40" E a distance of 728.42 feet to a point;
thence N 86° 35' 47" E a distance of 371.51 feet to a point;
thence S 60° 03' 34" E a distance of 85.06 feet to a point in the west right-of-way Arbor Boulevard;
thence with said west right-of-way the following 4 courses:
Southwesterly on a curve to the right having a radius of 243.93 feet and an arc distance of 49.54 feet, a chord bearing of S 16° 11' 37" W and a chord distance of 49.46 feet to a point; thence S 22° 00' 43" W a distance of 127.27 feet to a point of curvature; thence southwestwardly on a curve to the right having a radius of 556.46 feet, a chord bearing of S 30° 37' 33" W and a chord distance of 166.69 feet, an arc distance of 167. 32 feet to a point; thence S 39° 14' 24" W a distance of 246.26 feet to the point of beginning containing 6.931 acres, more or less.
LESS AND EXCEPT THE FOLLOWING TRACT OF LAND:
Situated in Section 8, Town 1, Range 7 M. Rs., City of Moraine, Montgomery County, Ohio, and being a lease area upon Lot # 1 Mathias Glasers Plat as recorded in Book “J”, Page 56 of the plat records of said county and conveyed to The Dayton Power & Light Company by deed recorded in Book 366, Page 460 of the deed records of said county and being a 0.530 acre tract more particularly described as follows; Starting at a point on the west right of way line of Arbor Boulevard at centerline STA 549+04.39, 106.50’ left, as shown on ODOT Plans MOT 25-9.21; thence S 28° 24’ 08” W with said right of way a distance of 29.93 feet to a point; thence leaving said right of way N 61° 35’ 52” W a distance of 7.37 feet to a 5/8” iron pin set located at STA. 548+74.56,113.87’ left and the true point of beginning of the hereby described tract; thence from said true point of beginning the following 6 courses;
S 29° 06’ 42” W a distance of 48.96 feet to a 5/8” iron pin set;
S 44° 18’ 43” W a distance of 55.75 feet to a 5/8” iron pin set;
N 45° 41’ 17” W a distance of 233.02 feet to a 5/8” iron pin set;
N 44° 18’ 43” E a distance of 61.94 feet to a 5/8” iron pin set;
S 86° 32’ 38” E a distance of 65.83 feet to a 5/8” iron pin set;
S 45° 41’ 17” E a distance of 170.39 feet to the true point of beginning containing 0.530 acres more or less.
Net area of said lease being 6.401 acres more or less.
Licensed Areas

TOGETHER WITH (i) a right of way and license across land situated in the City of Moraine, County of Montgomery and State of Ohio, and being a portion of Lot Number 5232 of the consecutive numbers of lots on the revised plat of the City of Moraine, Ohio, as more particularly described in the Real Property Lease Agreement between The Dayton Power and Light Company and DPL Energy, LLC dated as of October 29, 2015, and (ii) a license for access to, use, operation and maintenance of the Facilities (as defined in such Real Property Lease Agreement).

EXHIBIT B
Legal Description of Conveyed Land

Situated in the City of Moraine, County of Montgomery and State of Ohio, and known as being all of Lot No. 5453 on Tait Station, as recorded in Plat Book 228 Page 45 and being the same premises conveyed in Warranty Deeds recorded in Book 1585 Page 287 and Book 369 Page 283 of the Deed Records of Montgomery County, Ohio.

Parcel Id#: J44209070016

94035110_3